UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2018, Enbridge Inc. (“Enbridge”) completed its previously announced acquisition of Enbridge Energy Partners, L.P. (“EEP”) pursuant to that certain Agreement and Plan of Merger, dated as of September 17, 2018 (the “Merger Agreement”), by and among EEP, Enbridge Energy Company, Inc. (“EECI”), Enbridge Energy Management, L.L.C. (“EEQ”), Enbridge, Enbridge (U.S.) Inc., Winter Acquisition Sub II, LLC (“Merger Sub”) and, solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc. Pursuant to the Merger Agreement, Merger Sub merged with and into EEP, with EEP continuing as the surviving entity and an indirect wholly owned subsidiary of Enbridge (the “Merger”).

As a result of the Merger, each Class A common unit of EEP representing limited partner interests in EEP (each, an “EEP Class A Common Unit”) issued and outstanding immediately prior to the effective time of the Merger (excluding certain “Excluded Units,” as defined in the Merger Agreement) was converted into the right to receive from Enbridge 0.335 of a common share of Enbridge (“Enbridge Share” and such consideration, the “Merger Consideration”).

Enbridge issued [●] Enbridge Shares in connection with the Merger. The issuance of the Enbridge Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Enbridge’s registration statement on Form S-4 (Reg No. 333-227767), declared effective by the Securities and Exchange Commission on November 9, 2018. The proxy statement/prospectus included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to EEP’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2018.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, EEP notified the New York Stock Exchange (“NYSE”) that each outstanding EEP Class A Common Unit (other than Excluded Units) was converted into the right to receive the Merger Consideration and requested that NYSE withdraw the listing of the EEP Class A Common Units. Upon EEP’s request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the EEP Class A Common Units. The EEP Class A Common Units ceased being traded prior to the opening of the market on December 20, 2018, and will no longer be listed on NYSE. In addition, EEP intends to file with the SEC a Form 15 requesting that the reporting obligations of EEP under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be suspended with respect to the EEP Class A Common Units.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the effective time of the Merger and as further described in the Merger Agreement, each EEP Class A Common Unit (excluding Excluded Units) was converted into the right to receive the Merger Consideration. In connection with the Merger and at the effective time of the Merger, holders of EEP Class A Common Units immediately prior to such time (other than holders of Excluded Units) ceased to have any rights as unitholders in EEP (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01 Changes in Control of Registrant

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Merger, at the effective time of the Merger, Merger Sub merged with and into EEP, with EEP continuing as the surviving entity and an indirect wholly owned subsidiary of Enbridge.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

At the effective time of the Merger, Jeffrey A. Connelly, Dan A. Westbrook, William S. Waldheim, J. Richard Bird, J. Herbert England, Mark A. Maki and John K. Whelen resigned from the board of directors of EECI, the general partner of EEP, and the board of directors of EEQ, the delegate of the general partner of EEP. Laura J. Buss Sayavedra also resigned from the board of directors of EECI.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2018, pursuant to the terms of the Merger Agreement, EECI, as the general partner of EEP and on behalf of the limited partners of EEP, executed Amendment No. 2 to the Eighth Amended and Restated Agreement of Limited Partnership of EEP (the “LPA Amendment”), which became effective immediately prior to the Effective Time. The LPA Amendment waives Section 5.10(d)(iii) of the Partnership Agreement, which prohibits a merger of EEP with Enbridge at any time during which there are any I-Units outstanding, if in such merger a limited partner receives consideration other than cash or common units or a security that is in all material respects the same as a common unit (or, with respect to limited partners holding I-Units, I-Units or a security that is in all material respects the same as an I-Unit).

The above description of the LPA Amendment does not purport to be complete and is subject to, and qualified entirely by, the full text of the LPA Amendment, which is filed as Exhibit 3.1 hereto.

Item 7.01 Regulation FD Disclosure.

On December 20, 2018, Enbridge, EEP and EEQ issued a joint press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 17, 2018, by among Enbridge Energy Partners, L.P., Enbridge Energy Company, Inc., Enbridge Energy Management, L.L.C., Enbridge Inc., Enbridge (U.S.) Inc., Winter Acquisition Sub II, LLC and, solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Enbridge Energy Partners, L.P., filed with the Securities and Exchange Commission on September 19, 2018).

3.1	Amendment No. 2, dated as of December 20, 2018, to the Eighth Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of April 27, 2017.

99.1	Joint Press Release of Enbridge Inc., Enbridge Energy Partners, L.P. and Enbridge Energy Management, L.L.C., dated as of December 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner

Date: December 20, 2018	By:	/s/ Allen C. Capps
Allen C. Capps
Controller
(Duly Authorized Officer)